CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-8 filed December 29, 1987 of O'Sullivan Corporation of our report dated February 3, 1995, appearing on page 14 of this Annual
     Report on Form 10-K.

                                        /s/ YOUNT, HYDE & BARBOUR, P.C.

     Winchester, Virginia
     March 29, 1995










































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